                       Securities and Exchange Commission

                            Washington, D.C.  20549


                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 20, 2000
                                                         -----------------

                                    Knoll, Inc.
                                    -----------
             (Exact name of registrant as specified in its charter)

             Delaware                 1-12907              13-3873847
             --------                 -------              ----------
             (State or other          (Commission          (IRS Employer
             jurisdiction of          File Number)         Identification No.)
             incorporation)


          1235 Water Street, East Greenville, Pennsylvania        18041
          -------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

      Registrant's Telephone Number, including area code:  (215) 679-7991
                                                           --------------


                                      N/A
              ----------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure
--------------------------------------------------

On December 21, 2000, Knoll, Inc. issued the attached press release, filed herewith as Exhibit 99.1, and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)  Exhibits:

       The following exhibits are filed as part of this report:

       99.1   Press Release of the Registrant, dated December 21, 2000.


                                       2

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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                KNOLL, INC.


                                                By:  /s/ Barry L. McCabe
                                                    -------------------------
                                                     Barry L. McCabe
                                                     Senior Vice President,
                                                     Treasurer and Controller



Dated:  December 21, 2000


                                       3

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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                       Description
-----------     ----------------------------------------------------------
   99.1         Press Release of the Registrant, dated December 21, 2000.


                                       4

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                                                                 Exhibit 99.1
                                                                 ------------


Contact:  Barry L. McCabe
Senior Vice President,
Treasurer and Controller
Tel  215 679-1301


                   KNOLL, INC. DECLARES $9.50 PER SHARE DIVIDEND
                              TO ITS SHAREHOLDERS


EAST GREENVILLE, PA, December 21, 2000 -- Knoll, Inc. has declared a special cash dividend of $9.50 per share to be paid January 5, 2001 to shareholders of record on December 20, 2000.

Founded in 1938, Knoll is a privately-held global office furnishings manufacturer committed to design excellence. The company's corporate headquarters is located in East Greenville, PA.

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